Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Currently, the Corporation does not grant equity awards to its executive officers. Therefore, the Corporation does not have a formal written policy in place with regard to the timing of awards of options or stock appreciation rights in relation to the disclosure of material nonpublic information.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	Currently, the Corporation does not grant equity awards to its executive officers. Therefore, the Corporation does not have a formal written policy in place with regard to the timing of awards of options or stock appreciation rights in relation to the disclosure of material nonpublic information.
MNPI Disclosure Timed for Compensation Value	false